Exhibit 99.2

Behringer Harvard Opportunity REIT II, Inc. Second Quarter 2014 Update Holstenplatz, Hamburg, Germany

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Forward-Looking Statements This presentation contains forward-looking statements, including discussion and analysis of the financial condition of us and our subsidiaries and other matters. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of our business and industry. Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements. We intend that such forward-looking statements be subject to the safe harbor provisions created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Forward-looking statements that were true at the time made may ultimately prove to be incorrect or false. We caution you not to place undue reliance on forward-looking statements, which reflect our management's view only as of the date of this presentation. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions the occurrence of unanticipated events or changes to future operating results.

Forward-Looking Statements Factors that could cause actual results to differ materially from any forward-looking statements made in the presentation include but are not limited to: market and economic challenges experienced by the U.S. and global economies or real estate industry as a whole and the local economic conditions in the markets in which our properties are located; our ability to make accretive investments in a diversified portfolio of assets; future changes in market factors that could affect the ultimate performance of our development or redevelopment projects, including but not limited to construction costs, plan or design changes, schedule delays, availability of construction financing, performance of developers, contractors and consultants, and growth in rental rates and operating costs; the availability of cash flow from operating activities for distributions, if any; our level of debt and the terms and limitations imposed on us by our debt agreements; the availability of credit generally, and any failure to obtain debt financing at favorable terms or a failure to satisfy the conditions and requirements of that debt; our ability to secure leases at favorable rental rates; our ability to retain our executive officers and other key personnel of our advisor, our property manager and their affiliates; conflicts of interest arising out of our relationships with our advisor and its affiliates; unfavorable changes in laws or regulations impacting our business, our assets or our key relationships; and factors that could affect our ability to qualify as a real estate investment trust. The forward-looking statements should be read in light of these and other risk factors identified in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission.

Agenda Noteworthy Items Financial Review Portfolio Updates Strategy Review Questions Arbors Harbor Town, Memphis, TN

Noteworthy Items Special distribution of $0.50 per share Payable date: September 18, 2014 Record date: September 15, 2014 Reflects: Strong performance of investment portfolio Asset sales that generated attractive returns Board evaluating additional special distribution in late-2014/early-2015 Share price will be walked down by $0.50, to $9.59, effective September 15 As of September 18, will have paid $1.00 per share of cumulative special cash distributions

Maintaining Total Value (1) Based on share purchased at $10.00 on first day subscriptions were accepted Note: Next estimated share value will be established in November/December 2014 Total Value Walk-Through(1) August 2013 September 2014 Share Price $10.09 $9.59 Reg. Distributions (cum.) 1.77 1.77 Special Distribution (2012) 0.50 0.50 Special Distribution (2014) - 0.50 Total Value $12.36 $12.36

Noteworthy Items (cont.) Sale of 1875 Lawrence Contract price: $46.7 million Proceeds: $30 million Reduced advisor fee structure 2014 estimated savings of $1 million, based on the current portfolio and values Currently marketing German office building assets 2014 ESV in the late-November to early-December timeframe Holstenplatz, Hamburg, Germany

Financial Review Selected balance sheet items (as of June 30, 2013) Cash and equivalents: $122.4 million Total notes payable: $195.1 million Total liabilities: $203.9 million Funds From Operations* per share improved, year over year Q2: To $0.02, from $0.00 Q2 YTD: To $0.05, from $(0.03) River Club Apartments and Townhomes at River Club, Athens, GA *For a reconciliation of Funds From Operations to Net Income, refer to Current Report on Form 8-K filed on August 19, 2014.

Portfolio Debt (Dollars in thousands) Interest Maturity Description 6/30/14 Rate Date Holstenplatz 10,357 $ 3.887% 04/30/15 Courtyard - Kauai 38,000 30-day LIBOR +0.95% (1) 11/09/15 Alte Jakobstrasse 8,037 2.30% 12/30/15 Gardens Medical Pavilion 13,861 4.90% 01/01/18 River Club and the Townhomes at River Club 24,838 5.26% 05/01/18 Parkside (2) 11,003 5.00% 06/01/18 Babcock Self Storage 2,160 5.80% 08/30/18 Arbors Harbor Town 25,814 3.99% 01/01/19 Lakes of Margate 14,852 5.49% and 5.92% 01/01/20 Wimberly at Deerwood 26,685 30-day LIBOR + 2.28% (1) 03/01/23 22 Exchange 19,500 3.93% 05/05/23 195,107 $ (1) 30-day LIBOR was 0.15% at June 30, 2014. (2) Includes approximately $0.7 million of unamortized premium related to debt assumed at acquisition Total Debt/Total Assets at June 30, 2014 was 48.5% (including unamortized premium associated with Parkside). The weighted average interest rate at June 30, 2014 was 3.5%. The weighted average remaining loan term at June 30, 2014 was 4.5 years. Balance as of

Same-Store Data (Dollars in thousands) 2014 2013 Change % Change Rental Revenue - Same Store 5,767 $ 5,567 $ 200 $ 3.6% Property Operating Expenses - Same Store 1,739 1,686 53 3.1% Hotel Revenue 4,138 3,395 743 21.9% Hotel Operating Expenses 2,988 2,734 254 9.3% 2014 2013 Change % Change Rental Revenue - Same Store 9,655 $ 9,188 $ 467 $ 5.1% Property Operating Expenses - Same Store 3,000 2,933 67 2.3% Hotel Revenue 8,502 7,012 1,490 21.2% Hotel Operating Expenses 6,010 5,488 522 9.5% Three Months Ended June 30, Six Months Ended June 30,

Behringer Harvard Opportunity REIT II Portfolio GERMAN OFFICE INVESTMENTS Holstenplatz Alte Jakobstrasse UGA River Club 22 Exchange STUDENT HOUSING INVESTMENTS MULTIFAMILY INVESTMENTS Parkside Apartments Lakes of Margate Arbors Harbor Town Wimberly at Deerwood Courtyard by Marriott - Kauai Babcock Self Storage Gardens Medical Pavilion Prospect Park Development Mezzanine Financing

Courtyard by Marriott at Coconut Beach, Kauai, HI Courtyard Marriott Kauai, Hawaii Year-over-year improvement in key operating measures (first six months) Revenues: +21% Occupancy rate: +6 pct. pts. ADR: +14% RevPar: +23% NOI: +65% Continuing to focus on group business and operating efficiencies

Multifamily Investments Arbors Harbor Town Memphis, Tennessee Lakes of Margate Margate, Florida Average occupancy is 92% Continuing to push rents In-place rents above year-ago levels Last 20 leases at rates above in-place rents Renovations Complete Wimberly at Deerwood Jacksonville, Florida Parkside Apartments Sugar Land, Texas Average occupancy is 90% Renovations Underway

Gardens Medical Pavilion Palm Beach Gardens, Florida Implementing aggressive lease-up and stabilization plan Making building improvements Approximately 80%-leased Expect to market for sale in late-2015 or early-2016 Gardens Medical Pavilion, Palm Beach Gardens, FL

German Office Investments Holstenplatz Hamburg, Germany Alte Jakobstrasse Berlin, Germany 100% leased Favorable conditions in market Marketing for sale

 River Club Athens, Georgia Currently 100% leased for 2014/15 academic year Competitive local market Strategy is to build upon current occupancy base Student Housing Investments 22 Exchange Akron, Ohio Currently 89% leased for 2014/15 academic year Strategy is to take market share from competitors

Value Creation Strategy 1875 Lawrence, Denver, CO Adhere to our proven investment strategy, which has: Improved portfolio performance Generated attractive returns Benefit from our strong balance sheet, which provides flexibility to execute Complete income-producing acquisitions using cash and proceeds from asset sales Markets with strong or recovering economies where we perceive job growth Multifamily opportunities Other core-plus and value-add real estate investments Stabilize and grow cash flow of existing portfolio of assets Complete selective asset sales

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